East Syracuse Branch Acquisition March 4, 2024 Copyright © 2024 Pathfinder Bancorp, Inc.

Copyright © 2024 Pathfinder Bancorp, Inc. 1 Cautionary Note regarding Forward-looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not historical facts, but instead represent only the beliefs, expectations, or opinions of Pathfinder Bancorp, Inc. (the “Company”), its wholly owned banking subsidiary, Pathfinder Bank (the “Bank”) and the management team regarding future events, many of which, by their nature, are inherently uncertain and beyond the control of the Company and the Bank. Forward-looking statements may be identified by the use of such words as: “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “pro forma,” or words of similar meaning, or future or conditional terms, such as “will,” “would,” “should,” “could,” “may,” “likely,” “probably,” or “possibly.” These forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those set forth in or implied by the forward-looking statements as a result of numerous factors, and depend on the Company’s and the Bank’s ability to close the proposed branch acquisition in a timely manner and to realize the anticipated benefits of the transaction. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected growth opportunities or cost savings from the branch acquisition may not be fully realized or may take longer to realize than expected; (2) deposit attrition, operating costs, customer losses and business disruption following the branch acquisition, including adverse effects on relationships with employees and customers, may be greater than expected; (3) the regulatory approvals required for the branch acquisition may not be obtained on the proposed terms or on the anticipated schedule; (4) competitive pressures in the banking industry that may increase significantly; (5) changes in the interest rate environment that may reduce margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (6) changes in the credit worthiness of customers and the possible impairment of the collectability of loans; (7) general economic conditions, either nationally or regionally, that may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (8) cybersecurity threats or attacks, the implementation of new technologies, and the ability to develop and maintain reliable electronic systems; (9) competitors may have greater financial resources and develop products that enable them to compete more successfully; (10) changes in business conditions; and (11) changes in the local economy with regard to the branch’s market area. For a discussion of such factors, please see the Company’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise. Accordingly, you should not place undue reliance on any such forward-looking statements. About Pathfinder Bancorp, Inc. Pathfinder Bank is a New York State chartered commercial bank headquartered in Oswego, whose deposits are insured by the Federal Deposit Insurance Corporation. The Bank is a wholly owned subsidiary of Pathfinder Bancorp, Inc., (NASDAQ SmallCap Market; symbol: PBHC). The Bank has eleven full-service offices located in its market areas consisting of Oswego and Onondaga Counties and one limited purpose office in Oneida County. The Company's common stock trades on the NASDAQ market under the symbol "PBHC." At December 31, 2023, the Company and subsidiaries had total consolidated assets of $1.47 billion, total deposits of $1.12 billion and shareholders' equity of $120.3 million.

Copyright © 2024 Pathfinder Bancorp, Inc. Transaction Overview Pathfinder Bank has entered into an agreement to purchase the East Syracuse Branch from Berkshire Bank Seller: Berkshire Bank Branch Location: 6611 Manlius Center Road, East Syracuse, NY, 13057 Total Deposits: $198 Million1 Cost of Deposits: 1.84%1 # of Accounts: 11,000 +1 Total Loans: $32 Million1 Branch Portfolio Yield: 5.71%1 Branch Size (including administrative space):44,598 Square Feet 1 Data as of January 31, 2024 2

Copyright © 2024 Pathfinder Bancorp, Inc. Transaction Overview Pathfinder Bank has entered into an agreement to purchase the East Syracuse Branch from Berkshire Bank STRATEGIC RATIONALE Continue Pathfinder’s growth strategy to expand into attractive markets Significantly strengthens Pathfinder’s core deposit base Financially compelling Accretive to earnings profile Improves ROA & ROE Exceeds internal rate of return hurdle rates Attractive tangible book value earnback period Helps key strategic initiatives by expanding presence in the attractive Syracuse market, and helps to attract & retain both sales and administrative talent in support of further expansion in that market Liquidity provides flexibility to manage Pathfinder’s balance sheet in the future and pay down wholesale borrowings in the near term Note: Map data provided by S&P Capital IQ Pro 3

Copyright © 2024 Pathfinder Bancorp, Inc. Transaction Overview CORE DEPOSIT PREMIUM 5.8% premium for core deposits1 delivered at closing No premium paid for time deposits delivered at closing TRANSACTION CONSIDERATION ~$7.5 million cash consideration2 LOANS Assuming $32 million in consumer and residential mortgage loans delivered at closing (at 95% of par) PROPERTY Pathfinder to assume the lease of the East Syracuse branch from Berkshire EMPLOYEES Extend employment offer to all existing branch personnel in East Syracuse Branch FINANCIALLY COMPELLING3 Expected to generate a favorable internal rate of return and attractive earnings per share accretion TBV earnback period of less than 2.8 years Pro-forma capital ratios are projected to remain strong and supportive of continued balance sheet growth The addition of nearly $200 million in low-cost deposits will improve Pathfinder’s liquidity profile and balance sheet flexibility Helps improve funding base by reducing loan / deposit ratio below Pathfinder’s current level Excess liquidity received creates opportunity for Pathfinder to pay down higher rate wholesale borrowings DUE DILIGENCE Completed due diligence on loan & deposit portfolio, as well as the facility CLOSING Subject to regulatory approval and satisfaction of certain customary closing conditions Expected to close in the second half of 2024 1 Core deposits defined as total deposits less time deposits, Core deposits were $129 million as of January 31, 2024 2 Based on January 31, 2024 balances. Source: Company Documents 3 Estimated financial impacts of the transaction are presented for illustrative purposes only and are based on management’s assumptions regarding the transaction, including transaction expenses and accounting treatment. 4

Copyright © 2024 Pathfinder Bancorp, Inc. Opportunity for Growth – Syracuse SYRACUSE IS A GROWTH MARKET – MEDIAN HHI 2023 68,883 68,528 80,716 73,503 Onondaga County Syracuse MSA State of New York United States 2029 75,933 74,326 83,550 +10.23% +8.46% +8.26% 87,387 Onondaga County Syracuse MSA State of New York United States 5 Source: rockethomes.com

Copyright © 2024 Pathfinder Bancorp, Inc. Opportunity for Growth – Syracuse MICRON MEGA – COMPLEX In 2022, Micron announced its plans to build the largest semiconductor fabrication facility in the history of the United States. Micron intends to invest up to $100 billion over the next 20-plus years to construct a new megafab in Syracuse, New York The new megafab will increase domestic supply of leading-edge memory, create nearly 50,000 New York jobs and represent the largest private investment in New York state history Micron is a chip manufacturer, based in Boise, Idaho, and currently employs more than 44,000 people worldwide and recorded revenue of $16.2 billion in the last twelve months 6 Source: micron.com

Copyright © 2024 Pathfinder Bancorp, Inc. Opportunity for Growth – Syracuse 467,172 651,613 ATTRACTIVE MARKET DEMOGRAPHICS Population: 651,613 Median Home Sale Price: $171 Thousand Total Bank Deposits: $15.2 Billion Average Bank Branch Deposit: $102.6 Million 336,157,119 19,649,850 Onondaga County Syracuse MSA State of New York United States POPULATION (Actual) 600.2 273.2 417.0 95.1 Onondaga County Syracuse MSA State of New York United States POPULATION DENSITY 2024 (#/sq. mile) 12,194 15,185 1,987,773 15,085,639 Onondaga County Syracuse MSA State of New York United States TOTAL DEPOSITS IN MARKET ($MMs) Source: S&P Capital IQ Pro; census.gov 7

Copyright © 2024 Pathfinder Bancorp, Inc. Loan and Deposit Profiles LOANS 8 1 Data as of December 31, 2023 2 Data as of January 31, 2024 PATHFINDER BANK $897.2 MM EAST SYRACUSE BRANCH $32.3 MM PRO FORMA $929.5 MM - Residential Mtg CRE Home Equity Loans & LOC Commercial Construction Consumer Other 311,737 231,104 23,888 200,336 46,865 78,957 4,330 34.7% 25.8% 2.7% 22.3% 5.2% 8.8% 0.5% Total Loans 897,217 100.0% Portfolio Yield 5.55% Pathfinder Bank % of Total ($000s) (%) Residential Mtg CRE Home Equity Loans & LOC Commercial Construction Consumer Other 9,355 0 17,507 0 0 5,445 0 29.0% 0.0% 54.2% 0.0% 0.0% 16.9% 0.0% Total Loans 32,307 100.0% Portfolio Yield 5.71% East Syracuse Branch % of Total ($000s) (%) Residential Mtg CRE Home Equity Loans & LOC Commercial Construction Consumer Other 321,092 231,104 41,395 200,336 46,865 84,402 4,330 34.5% 24.9% 4.5% 21.6% 5.0% 9.1% 0.5% Total Loans 929,524 100.0% Portfolio Yield 5.56% Pro Forma % of Total ($000s) (%) 1 2

Copyright © 2024 Pathfinder Bancorp, Inc. Loan and Deposit Profiles DEPOSITS 9 1 Data as of December 31, 2023 2 Data as of January 31, 2024 PATHFINDER BANK $1,126.4 MM EAST SYRACUSE BRANCH $198.1 MM PRO FORMA $1,324.5 MM Pathfinder Bank % of Total ($000s) (%) Transaction Accounts (%) 308,123 27.4% MMDA & Savings 345,010 30.6% Retail Time Deposits 377,994 33.6% Jumbo Time Deposits 95,273 8.5% Total Deposits 1,126,400 100.0% Cost of Int-bearing Deposits 3.10% Cost of Deposits 2.78% East Syracuse Branch % of Total ($000s) (%) Transaction Accounts (%) 53,276 26.9% MMDA & Savings 75,915 38.3% Retail Time Deposits 49,452 25.0% Jumbo Time Deposits 19,448 9.8% Total Deposits 198,091 100.0% Cost of Int-bearing Deposits 2.30% Cost of Deposits 1.84% Pro Forma % of Total ($000s) (%) Transaction Accounts (%) 361,399 27.3% MMDA & Savings 420,925 31.8% Retail Time Deposits 427,446 32.3% Jumbo Time Deposits 114,721 8.7% Total Deposits 1,324,491 100.0% Cost of Int-bearing Deposits 2.98% Cost of Deposits 2.64% 1 2

Copyright © 2024 Pathfinder Bancorp, Inc.